UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2020

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	303-295-3995

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	XEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02          DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Compensatory Arrangements of Certain Officers

Compensation Reductions and Amendments to Severance Compensation Agreements

On March 9, 2020, Cimarex Energy Co. (the “Company” or “Cimarex”) entered into Severance Compensation Agreements (the “Agreements”) with each of Thomas E. Jorden (Chairman of the Board, Chief Executive Officer and President), Joseph R. Albi (Executive Vice President—Operations, Chief Operating Officer), John A. Lambuth (Senior Vice President—Exploration), G. Mark Burford (Senior Vice President and Chief Financial Officer), and Christopher Clason (Vice President and Chief Human Resources Officer), respectively (each, a “Named Officer”). The terms of the Agreements are described in the Company’s Form 8-K dated March 9, 2020.

On May 6, 2020, the Board of Directors of Cimarex approved temporary salary reductions for the Named Officers other than Mr. Albi and a temporary reduction of the cash portion of non-management director compensation due to the current business environment resulting from the COVID-19 pandemic, oil and gas demand destruction, and industry volatility. Mr. Albi’s salary was not reduced due to his impending retirement on July 1, 2020 Effective June 1, 2020, the salary of Mr. Jorden will be reduced 25% and the salaries of Messrs. Lambuth, Burford, and Clason, and other executive officers reporting to Mr. Jorden will be temporarily reduced 15%. Also effective June 1, 2020, the cash portion of compensation for non-management directors will be temporarily reduced 20%. These reductions will continue until December 31, 2020 or such other date approved by the Chair of the Compensation Committee of the Board.

In connection with the temporary salary reductions for certain of the Named Officers, the Board of Directors approved amendments to the Agreements. Pursuant to these amendments, the temporary salary reductions will not be taken into account in calculating severance benefits, which will be calculated using the pre-reduction base salary, and the Named Officers agree that the reductions do not constitute an event or circumstance included within the definition of “Good Reason” in the Agreements, such that the Named Officers may not voluntarily terminate employment for “Good Reason” and claim severance benefits under the Agreements.

This description of the Agreements and amendment to the Agreements above is merely a summary and is qualified in its entirety by reference to the Form of Amendment to Severance Compensation Agreement attached to this Current Report on Form 8-K as Exhibit 10.1 and the form of amendment attached to this Current Report on Form 8-K as Exhibit 10.2.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

D.       Exhibits

Exhibit No.	Description

10.1	Form of Severance Compensation Agreement (filed as Exhibit 10.1 to Registrant’s Form 8-K filed on March 13, 2020 (Commission File No. 001-31446) as incorporated by reference)

10.2	Form of Amendment to Severance Compensation Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: May 12, 2020	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel

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